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                             CONSENT OF INDEPENDENT
                                    Auditors

Board of Directors
Golden Sky Holdings, Inc.

         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.



/s/  KPMG LLP


Kansas City, Missouri
March 10, 2000